Exhibit 3.333
CERTIFICATE OF INCORPORATION
OF
BROWNING-FERRIS INDUSTRIES OF OHIO, INC.
          First: The name of the Corporation is Browning-Ferris Industries of Ohio, Inc.
          Second: The registered office of the Corporation in the State of Delaware is located at 100 West Tenth Street in the City of Wilmington, County of New Castle. The name and address of its registered agent is The Corporation Trust Company, 100 West Tenth Street, Wilmington, Delaware.
          Third: The nature of the business, objects and purposes to be transacted, promoted or carried on by the Corporation are:
     To collect, process, haul and dispose of refuse and waste of all types, to operate sanitary landfills and other sites, and to perform other procedures, for the disposal of refuse and waste, and to furnish consulting services as to methods of such collection, processing and disposal of refuse and waste and the operation of such sites and performance of such procedures;
     To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and with, as principal, agent or otherwise, machinery, equipment and other goods, wares and merchandise and personal property of every class and description;
     To acquire, and pay for in cash, stocks or bonds of the Corporation or otherwise, the goodwill, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, partnership, trust, joint stock company, syndicate, firm, association or corporation;
     To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of the Corporation;
     To acquire by purchase, subscription or otherwise, and to receive, hold, own, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof;
     To borrow or raise moneys for any of the purposes of the Corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes;
     To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with, real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the Corporation’s property and assets, or any interest therein, wherever situated; and
     To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
     The business and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but the business and purposes specified in each of the foregoing clauses of this article shall be regarded as independent business and purposes.

          Fourth: The total number of shares of all classes of stock which the Corporation shall be authorized to issue is 2,000 shares; all of such shares shall be without par value.
          Fifth: The name and mailing address of the incorporator is

Name	Mailing Address
James E. Kline	700 United Savings Building Toledo, Ohio 43604
          Sixth: The Corporation is to have perpetual existence.
          Seventh: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:
     (1) To make, alter or repeal the by-laws of the Corporation.
     (2) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.
     (3) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.
     (4) By a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution or in the by-laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, the by-laws may provide that in the absence or disqualification of any member of such committee or committees the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.
     (5) When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including securities of any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interests of the Corporation.
     Eighth: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
     Ninth: Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.
     Tenth: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 15th day of January, 1973.

/s/ James E. Kline
James E. Kline

THE STATE OF OHIO	)
COUNTY OF LUCAS	)
     BE IT REMEMBERED that on this 15th day of January, 1973, personally came before me, a Notary Public for the State of Ohio, James E. Kline, the party to the foregoing certificate of incorporation, known to me personally to be such, and acknowledged the said certificate to be his act and deed and that the facts stated therein are true.
     GIVEN under my hand and seal of office the day and year aforesaid.

AGREEMENT OF MERGER
     This Agreement of Merger, dated this 27th day of April. 1973, by and among Browning-Ferris Industries of Ohio, Inc. (“BFI”), Bradbury’s Rubbish Disposal, Inc. (“Bradbury”), BFI Waste Systems of Ohio, Inc. (“Waste Systems”). Brotherton Disposal. Inc. (“Brotherton”), C & I Refuse, Inc. (“C & I”). City Ash, Inc. (“City Ash”), Granger Leasing, Inc. (“Granger”), and Quick Trash Service, Inc. (“Quick Trash”).
     WHEREAS, BFI was incorporated by Certificate of Incorporation filed in the Office of the Secretary of State of the State of Delaware on January 24, 1973. and presently exists and is in good standing under the laws of the State of Delaware, has its principal place of business located in Wilmington, Newcastle County, Delaware, and has an authorized capital consisting of 2,000 shares of Common Stock, without par value, of which 100 shares were issued and outstanding on March 1, 1973; and
     WHEREAS, Bradbury was incorporated by Articles of Incorporation filed in the Office of the Secretary of State of the State of Ohio on June 1, 1970, and presently exists and is in good standing under the laws of the State of Ohio, has its principal place of business in Cleveland, Cuyahoga County, Ohio, and has an authorized capital consisting of 5,000 shares of Common Stock, $1.00 par value, of which 1,000 shares were issued and outstanding as of March 1, 1973; and
     WHEREAS, Waste Systems was incorporated by Articles of Incorporation filed in the Office of the Secretary of State of the State of Ohio on November 20, 1969, and presently exists and is in good standing under the laws of the State of Ohio, has its principal place of business in Cincinnati, Hamilton County, Ohio, and has an authorized capital consisting of 10,000 shares of Common Stock, $10.00 par value, of which 250 shares were issued and outstanding as of March 1, 1973; and
     WHEREAS, Brotherton was incorporated by Articles of Incorporation filed in the Office of the Secretary of State of the State of Ohio on March 9, 1966, and presently exists and is in good standing under the laws of the State of Ohio, has its principal place of business in Elyria, Lorain County, Ohio, and has an authorized capital consisting of 500 shares of Common Stock, no par value, of which 260 shares were issued and outstanding as of March 1, 1973; and

     WHEREAS, C & I was incorporated by Articles of Incorporation filed in the Office of the Secretary of State of the State of Ohio on March 21, 1962, and presently exists and is in food standing under the laws of the State of Ohio, has its principal place of business in Youngstown, Mahoning County, Ohio, and has an authorized capital consisting of 250 shares of Common Stock, no par value, of which 5 shares were issued and outstanding as of March 1, 1973; and
     WHEREAS, City Ash, was incorporated by Articles of Incorporation filed in the Office of the Secretary of State of the State of Ohio on August 12, 1970, and presently exists and is in good standing under the laws of the State of Ohio has its principal place of business in Cleveland, Cuyahoga County, Ohio, and has an authorized capital consisting of 500 shares of Common Stock, $1.00 par value, of which 500 shares were issued and outstanding as of March 1, 1973;
     WHEREAS, Granger was incorporated by Articles of Incorporation filed in the Office of the Secretary of State of the State of Ohio on November 4, 1964, and presently exists and is in good standing under the laws of the State of Ohio, has its principal place of business in Garfield Heights, Cuyahoga County, Ohio, and has an authorised capital consisting of 500 shares of Common Stock, of which 100 shares were issued and outstanding as of March 1, 1973; and
     WHEREAS, Quick Trash was incorporated by Articles of Incorporation filed in the Office of the Secretary of State of the State of Ohio on May 22. 1970, and presently exists and is in good standing under the laws of the State of Ohio, has its principal, place of business in Cincinnati, Hamilton County, Ohio, and has an authorized capital consisting of 250 shares of Common Stock, no par value, of which 51 shares of Common Stock were issued and outstanding as of March 1, 1973: and
     WHEREAS, Section 252 of Chapter 1, General Corporation Law of the State of Delaware authorises the merger of corporations organized under the laws of the State of Ohio into a corporation which is organized under the laws of the State of Delaware and Section 1701.79 of the Ohio Revised Code authorizes the merger of corporations organized under the laws of the State of Ohio into a corporation organized under the laws of the State of Delaware; and

     WHEREAS, the Boards of Directors of BFI, Bradbury, Waste Systems, Brotherton, C & I, City Ash, Granger and Quick Trash deem it advisable for the mutual benefit of each of said corporations and their respective shareholders that Bradbury, Waste Systems, Brotherton, C & I, City Ash, Granger and Quick Trash be merged into BFI upon the terms and conditions hereinafter set forth, and such Boards of Directors have approved this Agreement of Merger;
     NOW, THEREFORE, the aforesaid corporations have agreed and do hereby agree each with each other, that Bradbury, Waste Systems, Brotherton, C & I, City Ash. Granger and Quick Trash shall be merged into BFI in accordance with the provisions of the General Corporation Law of the State of Delaware and with the provisions of Chapter 1701, Ohio Revised Code, upon the following terms and conditions and in the following manner:
ARTICLE I
EFFECTIVE DATE
     This Agreement of Merger shall be filed in the Office of the Secretary of State of Ohio and in the Office of the Secretary of State of Delaware, and a copy thereof certified by the Secretary of State of Delaware shall be recorded in the Office of the Recorder of Deeds for New Castle County, and shall be effective upon the recording thereof in the Office of the Recorder of Deeds for New Castle County, and the date of such recording shall be herein called the “Effective Date”.
ARTICLE II
MERGER
     Bradbury, Waste Systems, Brotherton, C & I, City Ash, Granger, and Quick Trash (the “Merged Corporations”) shall be merged into BFI (the “Surviving Corporation”) and likewise, BFI, the Surviving Corporation, shall merge Bradbury, Waste Systems, Brotherton, C & I, City Ash, Granger, and Quick Trash, the Merged Corporations, into itself on the Effective Date, pursuant to the provisions of Section 252 and other applicable provisions of Chapter 1, General Corporation Law of the State of Delaware and pursuant to Section 1701.79 and other applicable provisions of Chapter 1701 of the Ohio Revised Code, and upon the terms and conditions herein set forth. The separate corporate existence of Bradbury, Waste Systems, Brotherton, C & I, City Ash, Granger and Quick Trash, the Merged Corporations, shall cease at the Effective Date, and BFI, which shall survive the merger, shall continue in existence and shall be governed by the laws of the State of Delaware. The corporate name of BFI, as the Surviving Corporation, shall continue to be Browning-Ferris Industries of Ohio, Inc.

ARTICLE III
ARTICLES OF INCORPORATION OF SURVIVING CORPORATION
     The facts required to be set forth in Articles of Incorporation of corporation Incorporated under the laws of the State of Delaware and that can be stated in the case of the merger provided for in this Agreement of Merger are as follows:
     First: The name of the Corporation is Browning-Ferris Industries of Ohio, Inc.
     Second: The registered office of the Corporation in the State of Delaware is located at 100 West Tenth Street in the City of Wilmington, County of New Castle. The name and address of its registered agent is The Corporation Trust Company, 100 West Tenth Street, Wilmington, Delaware.
     Third: The nature of the business, objects and purposes to be transacted, promoted or carried on by the Corporation:
To collect, process, haul and dispose of refuse and waste of all types, to operate sanitary landfills and other sites, and to perform other procedures, for the disposal of refuse and waste, and to furnish consulting services as to methods of such collection, processing and disposal of refuse and waste and the operation of such sites and performance of such procedures;
To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and with, as principal, agent or otherwise, machinery, equipment and other goods, wares and merchandise and personal property of every class and description;
To acquire, and pay for in cash, stocks or bonds of the Corporation or otherwise, the goodwill, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, partnership, trust, joint stock company, syndicate, firm, association or corporation;
To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of the Corporation;

To acquire by purchase, subscription or otherwise, and to receive, hold, own, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof:
To borrow or raise moneys for any of the purposes of the Corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or nonnegotable instruments and evidences of indebtedness, and to accure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes:
To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with, real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the Corporation’s property and assets, or any interest therein, wherever situated: and
To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
     The business and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but the business and purposes specified in each of the foregoing clauses of this article shall be regarded as independent business and purposes.
     Fourth: The total number of shares of all classes of stock which the Corporation shall be authorized to issue is 2,000 shares: all of such shares shall be without par value.
     Fifth: The name and mailing address of the incorporator is

Name	Malling Address
James E. Kline	700 United Savings Building
Toledo, Ohio 43604
     Sixth: The Corporation is to have perpetual existence.
     Seventh: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:
     (1) To make, alter or repeal the by-laws of the Corporation.
     (2) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.
     (3) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.
     (4) By a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution or in the by-laws of the Corporali n, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, the by-laws may provide that in the absence or disqualification of any member of such committee or committees the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.
     (5) When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including securities of any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interests of the Corporation.
     Eighth: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 281 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 278 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
     Ninth: Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.
     Tenth: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE IV
BOARD OF DIRECTORS
     The following persons shall constitute the Board of Directors of the Surviving Corporation, as of the Effective Date, each of whom shall hold office until the 1874 annual meeting of shareholders and until their respective successors are elected and qualified:

NAME	ADDRESS
Loren Beck	530 Glenwood Ave., Youngstown, Ohio 445802
Tom J. Patjo, Jr.	1603 Fannin Bank Bldg.. Houston, Texas 77025
Norman A. Myers	1603 Fannin Bank Bldg., Houston, Texas 77025
Roger A. Ramsey	1603 Fannin Bank Bldg., Houaton. Texas 77025
Kenneth Reitzloff	1603 Fannin Bank Bldg. , Houston, Texas 77025
Harry B. Phillips	1603 Fannin Bank Bldg., Houston, Texas 77025
L.A. Waters	1603 Fannin Bank Bldg., Houston, Texas 77025
ARTICLE V
OFFICERS
          The first officers of the Surviving Corporation, who shall hold office until their respective successors have been elected and qualified, are as follows:

TITLE	NAME
Chairman of the Board:	L. A. Waters
President:	Barry J. Phillips
Chairman of the Executive Committee:	Tom J. Patjo, Jr.
Executive Vice President:	Kenneth Reilzloff
Executive Vice President:	Roger A. Ramsey
Executive Vice President:	Loren Beck
Vice President and General Manager-City Ash District:	Cacil Medrick
Vice President and General Manager - Bradbury Disposal District	C. M. Atkinson
Vice President and General Manager - Brotherton Disposal District	George C. Brotherton
Vice President and General Manager - Yeagers District	David M. Yeager
Vice President and General Manager - Baith District	Ben Baith
Vice President and General Manager - Cincinnati District:	Ben Spalter
Vice President and General Manager - Quick Trash District:	Wally Wogenstahl
Secretary:	Howard S. Hoover, Jr.
Treasurer:	Donald F. Cassling
Assistant Secretary and Assistant Treasurer - City Ash District:	Ronald Mataaic
Assistant Secretary and Assistant Treasurer - Bradbury District:	Frank Kunzman

TITLE	NAME
Assistant Secretary and Assistant Treasurer — Brotherton District:	Phyllis J. Brotherton
Assistant Secretary and Assistant Treasurer — Yeagers District:	Sally M. Yeager
Assistant Secretary and Assistant Treasurer — Baith District:	Norma J. Baith
Controller and Assistant Treasurer:	Walter Daub
ARTICLE VI
BY-LAWS
          Until altered, amended or repealed, the By-Laws of BFI, as constituted immediately prior to the Effective Date, shall be the By-Laws of the Surviving Corporation.
ARTICLE VII
TERMS OF MERGER
AND DISTRIBUTION TO SHAREHOLDERS
          The terms of the merger and the mode of carrying the same into effect, as well as the manner of converting shares of Merged Corporations into Shares of Stock of the Surviving Corporation, shall be as follows:
          As of the Effective Date:
     a) each issued and outstanding share of Common Stock of Bradbury shall be converted into .1 share of Common Stock of the Surviving Corporation.
     b) each issued and outstanding share of Common Stock of Waste Systems shall be converted into .4 share of Common Stock of the Surviving Corporation.
     c) each issued and outstanding share of Common Stock of Brotherton shall be converted into .38461 share of Common Stock of the Surviving Corporation.
     d) each issued and outstanding share of Common Stock of C & I shall be converted into 20 shares of Common Stock of the Surviving Corporation.
     e) Each issued and outstanding share of Common Stock of City Ash shall be converted into .2 share of Common Stock of the Surviving Corporation.

     f) each issued and outstanding share of Common Stock of Granger shall be converted into 1 share of Common Stock of the Surviving Corporation.
     g) each issued and outstanding share of Common Stock of Quick Trash shall be converted into 1.9608 shares of Common Stock of the Surviving Corporation.
The outstanding shares of Common Stock of BFI are not to be changed or converted as a result of the merger, and upon the Effective Date, all shares of Common Stock of BFI heretofore authorized, whether issued or unissued, shell be and be deemed to be shares of the Common Stock of the Surviving Corporation, and all shares of Common Stock of BFI outstanding on the Effective Date shall remain outstanding, shall be and be deemed to be fully paid and non-assessable and shall be subject to all of the provisions of this Agreement of Merger.
As soon as practicable after the Effective Date, each shareholder of Merged Corporations whose shares of Common Stock of a Merged Corporation have been converted into shares of Common Stock of the Surviving Corporation shall be entitled upon surrender of an outstanding certificate or certificates representing ownership of shares of Common Stock of a Merged Corporation to receive in exchange therefor a certificate or certificates representing the number of shares of Common Stock of the Surviving Corporation into which such shares of Common Stock of the Merged Corporations theretofore represented by the surrendered certificate or certificates shall have been converted as provided above. Until so surrendered, each such outstanding certificate which prior to the Effective Date represented shares of Common Stock of a Merged Corporation shall be deemed for all corporate purposes to evidence ownership of the number of shares of common stock of the Surviving Corporation and all voting rights with respect thereto.
ARTICLE VIII
EFFECT OF THE MERGER
          On the Effective Date of the merger, the Surviving Corporation shall possess all the assets and property of every description and every interest therein, wherever located, and all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of all of the Merged Corporations and of BFI, and all obligations belonging to or due to any such Merged Corporation without further act or deed; and title to any real estate or any interest therein vested in any Merged Corporations or BFI shall not revert or in any way be impaired by reason of such merger; provided, however, that all of the rights of the creditors of the Merged Corporations are preserved unimpaired, and all liens upon the property of the Merged Corporations are preserved unimpaired on only the property affected by such liens immediately prior to the Effective Date of the merger; and provided further, that BFI, the Surviving Corporation, is liable for all of the obligations of the Merged Corporations, including any liability to dissenting shareholders, and any claim existing, or action or proceeding pending, by or against either Merged Corporations or BFI or both, may be prosecuted to judgment, with right of appeal, as if such merger had not taken place, or the Surviving Corporation may be substituted in its place. Each Merged Corporation and BFI agrees for itself that it will execute and deliver or cause to be executed and delivered, all of such deeds or other instruments, and will take or cause to be taken such further or other action as BFI, the Surviving Corporation, may deem necessary or desirable in order to effectuate the foregoing and otherwise carry out the intent and purpose of this Agreement of Merger.
ARTICLE IX
STATED CAPITAL
          The amount of stated capital with which the Surviving Corporation will begin business is One Thousand ($1,000.00) Dollars.
ARTICLE X
AGENT FOR SERVICE
The filing of this Agreement of Merger with the Secretary of State of the State of Ohio shall operate as a consent by BFI, the Surviving Corporation, that it shall be subject to be sued and may be served with process in the State of Ohio in any suit, action or proceeding for the enforcement of any obligation or liability of any of the Merged Corporations, including any amount payable to any dissenting shareholder pursuant to the terms of Chapter 1701, Ohio Revised Code, and as a consent to service upon and by the Secretary of State of the State of Ohio as the agent of BFI, the Surviving Corporation, in any such suit, action or proceeding for the enforcement of any such obligation or liability aforesaid of each of such Merged Corporations and CT Corporation System, Union Commerce Building, Cleveland, Cuyahoga County, Ohio 44115, is hereby irrevocably appointed the agent of BFI, the Surviving Corporation for the service of process in action, suit or proceeding to enforce any such obligation in liability aforesaid of any of the Merged Corporations in this Article X, but for no other purpose.

ARTICLE XI
QUALIFICATION OF BFI AS A FOREIGN CORPORATION IN OHIO
          The Surviving Corporation desires to transact business in the State of Ohio as a foreign corporation and hereby designates the City of Cleveland in the County of Cuyahoga as the location of its principal office in the State of Ohio and hereby appoints CT Corporation System, a corporation with its business office in the County wherein such principal office is to be located, as its designated agent upon whom service of process may be had in the State of Ohio. The complete address of such agent in Cuyahoga County is Union Commerce Building, Cleveland, Ohio 44115. The Surviving Corporation consents irrevocably to the service of such process on such agent and its successors, as long as the authority of such agent shall continue as provided by the provision of Chapter 1703. Ohio Revised Code, the Ohio Foreign Corporation Act, and the Surviving Corporation hereby irrevocably consents to service of process on the Secretary of State of the State of Ohio in the event such agent cannot be found or in any of the other events whereby such service is authorized by the Ohio Foreign Corporation Act.
          IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed by their duly authorized officers the day and year first above written.

BROWNING-FERRIS INDUSTRIES OF OHIO, INC.

	By	/s/ Harry J. Phillips
SEAL		Harry J. Phillips, President

	Attest:	/s/ Howard S. Hoover, Jr.

Howard S. Hoover, Jr., Secretary

BRADBURY’S RUBBISH DISPOSAL, INC.

SEAL	By	/s/ Roger A. Ramsey
Roger A. Ramsey, Vice president

	Attest:	/s/ Howard S. Hoover, Jr.
Howard S. Hoover, Jr.
Assistant Secretary

BFI WASTE SYSTEMS OF OHIO, INC.

	By	/s/ Roger A. Ramsey
SEAL		Roger A. Ramsey, Vice President

	Attest:	/s/ Howard S. Hoover, Jr.
Howard S. Hoover, Jr.
Assistant Secretary

BROTHERION, DISPOSAL, INC.

	By	/s/ Roger A. Ramsey
SEAL		Roger A. Ramsey, Vice President

	Attest:	/s/ Howard S. Hoover, Jr.
Howard S. Hoover, Jr.
Assistant Secretary

C & I REFUSE, INC

	By	/s/ Roger A. Ramsey
SEAL		Roger A. Ramsey, Vice President

	Attest:	/s/ Howard S. Hoover, Jr.
Howard S. Hoover, Jr.
Assistant Secretary

CITY ASH, INC.

SEAL	By	/s/ Loren Beck
Loren Beck, President

	Attest:	/s/ Howard S. Hoover, Jr.
Howard S. Hoover, Jr.
Assistant Secretary

GRANGER LEASING, INC.

	By	/s/ Roger A. Ramsey
SEAL		Roger A. Ramsey, Vice President

	Attest:	/s/ Howard S. Hoover, Jr.
Howard S. Hoover, Jr.
Assistant Secretary

QUICK TRASH SERVICE, INC

	By	/s/ Roger A. Ramsey
SEAL		Roger A. Ramsey, Vice President

	Attest:	/s/ Howard S. Hoover, Jr.
Howard S. Hoover, Jr.
Assistant Secretary

AGREEMENT OF MERGER
     This Agreement of Merger, dated this 24th day of September, 1973, by and among Browning-Ferris Industries of Ohio, Inc., (“BFI”), Trumbull Sanitary Land Fill, Inc. (“Trumbull”), Testa Bros., Inc. (“Testa”), Yeagers’ Development Company (“Yeagers”), and Fairfield Industrial Development Organization, Incorporation (“Fairfield”).
     WHEREAS, BFI was incorporated by Certificate of Incorporation filed in the Office of the Secretary of State of the State of Delaware on January 24, 1973, and presently exists and is in good standing under the laws of the State of Delaware, has its principal place of business located in Wilmington, New Castle County, Delaware, and has an authorized capital consisting of 2,000 shares of Common Stock, without par value, of which 100 shares were issued and outstanding on September 1, 1973; and
     WHEREAS, Trumbull was incorporated by Articles of Incorporation filed in the Office of the Secretary of State of the State of Ohio on April 26, 1962, and presently exists and is in good standing under the laws of the State of Ohio, has its principal place of business in Cleveland, Cuyahoga County, Ohio, and has an authorized capital consisting of 250 shares of Common Stock, $100.00 par value, of which 6 shares were issued and outstanding as of September 1, 1973; and
     WHEREAS, Testa was incorporated by Articles of Incorporation filed in the Office of the Secretary of State of the State of Ohio on July 2, 1947, and presently exists and is in good standing under the laws of the State of Ohio, has its principal place of business in Cleveland, Cuyahoga County, Ohio, and has an authorised capital consisting of 250 shares of Common Stock, without par value, of which 48 shares were issued and outstanding as of September 1, 1973.
     WHEREAS, Yeagers was incorporated by Articles of Incorporation filed in the Office of the Secretary of State of the State of Ohio on February 11, 1971, and presently exists and is in good standing under the laws of the State of Ohio, has its principal place of business in Cleveland, Cuyahoga County, Ohio, and has an authorized capital consisting of 500 shares of Common Stock, $100.00 par value, of which 3 shares were issued and outstanding as of September 1, 1973; and
     WHEREAS, Fairfield was incorporated by Articles of Incorporation filed in the Office of the Secretary of State of the State of Ohio on January 6, 1969, and presently exists and is in good standing under the laws of the State of Ohio, has its principal place of business in Cleveland, Cuyahoga County, Ohio, and has an authorized capital consisting of 1,500 shares of Common Stock, without par value, of which 100 shares were issued and outstanding as of September 1, 1973; and
     WHEREAS, Section 252 of Chapter 1, General Corporation Law of the State

of Delaware authorizes the merger of a corporation organized under the laws of the State of Ohio into a corporation which is organized under the laws of the State of Delaware and Section 1701.78 of the Ohio Revised Code authorizes the merger of a corporation organized under the laws of the State of Ohio into a corporation organized under the laws of the State of Delaware; and
     WHEREAS, the Boards of Directors of BFI, Trumbull, Testa, Yeagers and Fairfield deem it advisable for the mutual benefit of said corporations and their respective shareholders that Trumbull, Testa, Yeagers and Fairfield be merged into BFI upon the terms and conditions hereinafter set forth, and such Boards of Directors have approved this Agreement of Merger.
     NOW, THEREFORE, the aforesaid corporations have agreed and do hereby agree with each other, that Trumbull, Testa, Yeagers and Fairfield shall be merged into BFI in accordance with the provisions of the General Corporation Law of the State of Delaware and with the provisions of Chapter 1701, Ohio Revised Code, upon the following terms and conditions and in the following manner:
ARTICLE I
EFFECTIVE DATE
     This Agreement of Merger shall be filed in the Office of the Secretary of State of Ohio and in the Office of the Secretary of State of Delaware, and shall be effective upon such filings with the Secretaries of State, and the date of such filings shall be herein called the “Effective Date”.
ARTICLE II
MERGER
     Trumbull, Testa, Yeagers and Fairfield (the “Merged Corporations”) shall be merged into BFI (the “Surviving Corporation”) and likewise, BFI, the Surviving Corporation, shall merge Trumbull, Testa, Yeagers and Fairfield, the Merged Corporations into itself on the Effective Date, pursuant to the provisions of Section 252 and other applicable provisions of Chapter 1, General Corporation Law of the State of Delaware and pursuant to Section 1701.78 and other applicable provisions of Chapter 1701 of the Ohio Revised Code, and upon the terms and conditions herein set forth. The separate corporate existence of Trumbull, Testa, Yeagers and Fairfield, the Merged Corporations, shall cease at the Effective Date, and BFI, which shall survive the merger, shall continue in existence and shall be governed by the laws of the State of Delaware. The corporate name of BFI, as the Surviving Corporation, shall continue to be Browning-Ferris Industries of Ohio, Inc.

ARTICLE III
ARTICLES OF INCORPORATION OF SURVIVING CORPORATION
     The facts required to be set forth in Articles of Incorporation of a corporation incorporated under the laws of the State of Delaware and that can be stated in the case of the merger provided for in this Agreement of Merger are as follows:
     First: The name of the Corporation is Browning-Ferris Industries of Ohio, Inc.
     Second: The registered office of the Corporation in the State of Delaware is located at 100 West Tenth Street in the City of Wilmington, County of New Castle. The name and address of its registered agent is The Corporation Trust Company, 100 West Tenth Street, Wilmington, Delaware.
     Third: The nature of the business, objects and purposes to be transacted, promoted or carried on by the Corporation are:
To collect, process, haul and dispose of refuse and waste of all types, to operate sanitary landfills and other sites, and to perform other procedures, for the disposal of refuse and waste, and to furnish consulting services as to methods of such collection, processing and disposal of refuse and waste and the operation of such sites and performance of such procedures;
To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and with, as principal, agent or otherwise, machinery, equipment and other goods, wares and merchandise and personal property of every class and description;
To acquire and pay for in cash, stocks or bonds of the Corporation or otherwise, the goodwill, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, partnership, trust, joint stock company, syndicate, firm, association or corporation;
To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of the Corporation;
To acquire by purchase, subscription or otherwise, and to receive, hold, own, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons., public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof;
To borrow or raise moneys for any of the purposes of the Corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the Interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes;
To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with, real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the Corporation’s property and assets, or any interest therein, wherever situated; and
To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
     The business and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but the business and purposes specified in each of the foregoing clauses of this article shall be regarded as independent business and purposes.
     Fourth: The total number of shares of all classes of stock which the Corporation shall be authorized to issue is 2,000 shares; all of such shares shall be without par value.

     Fifth: The Corporation is to have perpetual existence.
     Sixth: The name and mailing address of the incorporator is:

Name	Mailing Address
James E. Kline	700 United Savings Building Toledo, Ohio 43604
     Seventh: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:
     (1) To make, alter or repeal the by-laws of the Corporation.
     (2) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.
     (3) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.
     (4) By a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution or in the by-laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, the by-laws may provide that in the absence or disqualification of any member of such committee or committees the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.
     (5) When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including securities of any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interests of the Corporation.

     Eighth: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
     Ninth: Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation. Elections of directors need not be by written ballet unless the by-laws of the Corporation shall so provide.
     Tenth: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE IV
BOARD OF DIRECTORS
     The following persons shall constitute the Board of Directors of the Surviving Corporation, as of the Effective Date, each of whom shall hold office until the 1974 annual meeting of shareholders and until their respective successors are elected and qualified:

NAME	ADDRESS
Loren Beck	530 Glenwood Avenue, Youngstown, Ohio 44502
Tom J. Fatjo, Jr.	1603 Fannin Bank Building, Houston, Texas 77025
Norman A. Myers	1603 Fannin Bank Building, Houston, Texas 77025
Roger A. Ramsey	1603 Fannin Bank Building, Houston, Texas 77025
Kenneth Reitzloff	1603 Fannin Bank Building, Houston, Texas 77025
Harry H. Phillips	1603 Fannin Bank Building, Houston, Texas 77025
L. A. Waters	1603 Fannin Bank Building, Houston, Texas 77025
ARTICLE V
OFFICERS
     The first officers of the Surviving Corporation, who shall hold office until their respective successors have been elected and qualified, are as follows:

TITLE	NAME
Chairman of the Board:	L. A. Waters
President:	Harry J. Phillips
Chairman of the Executive Committee:	Tom J. Fatjo, Jr.
Executive Vice President:	Kenneth Reitzloff
Executive Vice President:	Roger A. Ramsey
Executive Vice President:	Loren Beck
Vice President and General Manager - City Ash District:	Cecil Medrick
Vice President and General Manager - Bradbury Disposal District:	C. M. Atkinson
Vice President and General Manager - Brotherton Disposal District:	George C. Brotherton
Vice President and General Manager - Yeagers District:	David M. Yeager
Vice President and General Manager - Baith District:	Ben Baith
Vice President and General Manager - Cincinnati District:	Ralph Kerkoff
Vice President and General Manager - Quick Trash District:	Wally Wogenstahl
Vice President and General Manager - Testa District	Peter Brunson
Secretary:	Howard S. Hoover, Jr.
Treasurer:	Donald F. Casaling
Assistant Secretary and Assistant Treasurer - City Ash District:	Ronald Matasic
Assistant Secretary and Assistant Treasurer - Bradbury District:	Frank Kunzman
Assistant Secretary and Assistant Treasurer - Brotherton District:	Phyllis J. Brotherton

TITLE	NAME
Assistant Secretary and Assistant Treasurer - Cincinnati District	James Garner
Assistant Secretary md Assistant Treasurer - Yeagers District:	Sally M. Yeager
Assistant Secretary and Assistant Treasurer - Baith District:	Norma J. Baith
Controller and Assistant Treasurer:	Walter Daub
ARTICLE VI
BY-LAWS
     Until altered, amended or repealed, the By-Laws of BFI, as constituted immediately prior to the Effective Date, shall be the By-Laws of the Surviving Corporation.
ARTICLE VII
TERMS OF MERGER AND DISTRIBUTION TO SHAREHOLDERS
     The terms of the merger and the mode of carrying the same into effect, as well as the manner of converting shares of the Merged Corporations into Shares of Stock of the Surviving Corporation, shall be as follows:
     As of the Effective Date:
     a) each issued and outstanding share of Common Stock of Trumbull shall be converted into 16.6666 shares of Common Stock of the Surviving Corporation.
     b) each issued and outstanding share of Common Stock of Testa shall be converted into 2.0833 shares of Common Stock of the Surviving Corporation.
     c) each issued and outstanding share of Common Stock of Yeagers shall be converted into 33.3333 shares of Common Stock of the Surviving Corporation.
     d) each issued and outstanding share of Common Stock of Fairfield shall be converted into 1 share of Common Stock of the Surviving Corporation.
The outstanding shares of Common Stock of BFI are not to be changed or converted as a result of the merger, and upon the Effective Date, all shares of Common Stock of BFI heretofore authorized, whether issued or unissued, shall be and be deemed to be shares of the Common Stock of the Surviving Corporation, and all shares of Common Stock of BFI outstanding on the Effective Date shall remain outstanding, shall be and be deemed to be fully paid and non-assessable and shall be subject to all of the provisions of this Agreement of Merger.

As soon as practicable after the Effective Date, each shareholder of the Merged Corporations whose shares of Common Stock of a Merged Corporation have been converted into shares of Common Stock of the Surviving Corporation shall be entitled upon surrender of an outstanding certificate or certificates representing ownership of shares of Common Stock of a Merged Corporation to receive in exchange therefor a certificate or certificates representing the number of shares of Common Stock of the Surviving Corporation into which such shares of Common Stock of the Merged Corporations theretofore represented by the surrendered certificate or certificates shall have been converted as provided above. Until to surrendered, each such outstanding certificate which prior to the Effective Date represented shares of Common Stock of a Merged Corporation shall be deemed for all corporate purposes to evidence ownership of the number of shares of common stock of the Surviving Corporation and all voting rights with respect thereto.
ARTICLE VIII
EFFECT OF THE MERGER
     On the Effective Date of the merger, the Surviving Corporation shall possess all the assets and property of every description and every interest therein, wherever located, and all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of the Merged Corporations and of BFI, and all obligations belonging to or due to any such Merged Corporation without further act or deed; and title to any real estate or any interest therein vested in any Merged Corporations or BFI shall not revert or in any way be impaired by reason of such merger; provided, however, that all of the rights of the creditors of the Merged Corporations are preserved unimpaired and all liens upon the property of the Merged Corporations are preserved unimpaired on only the property affected by such liens immediately prior to the Effective Date of the merger; and provided further, that BFI, the Surviving Corporation, is liable for all of the obligations of the Merged Corporations, including any liability to dissenting shareholders and any claim existing, or action or proceeding pending, by or against either the Merged Corporations or BFI or both, may be prosecuted to judgment, with right of appeal, as if such merger had not taken place, or the Surviving Corporation may be substituted in its place. Each Merged Corporation and BFI agrees for itself, that it will execute and deliver or cause to be executed and delivered, all of such deeds or other instruments, and will take or cause to be taken such further or other action as BFI, the Surviving Corporation, may deem necessary or desirable in order to effectuate the foregoing and otherwise carry out the intent and purpose of this Agreement of Merger.
ARTICLE IX
STATED CAPITAL
     The amount of stated capital with which the Surviving Corporation will begin business is One Thousand Dollars ($1,000.00).

ARTICLE X
AGENT FOR SERVICE
     The filing of this Agreement of Merger with the Secretary of State of the State of Ohio shall operate as a consent by BFI, the Surviving Corporation, that it shall be subject to be sued and may be served with process in the State of Ohio in any suit, action or proceeding for the enforcement of any obligation or liability of any of the Merged Corporations, including any amount payable to any dissenting shareholder pursuant to the terms of Chapter 1701, Ohio Revised Code, and as a consent to service upon and by the Secretary of State of the State of Ohio as the agent of BFI, the Surviving Corporation, in any such suit, action or proceeding for the enforcement of any such obligation or liability aforesaid of each of such Merged Corporations and CT Corporation System, Union Commerce Building, Cleveland, Cuyahoga County, Ohio 44115, is hereby irrevocably appointed the agent of BFI, the Surviving Corporation for the service of process in action, suit or proceeding to enforce any such obligation in liability aforesaid of any of the Merged Corporations in this Article X, but for no other purpose.
ARTICLE XI
QUALIFICATION OF BFI AS A FOREIGN CORPORATION IN OHIO
     The Surviving Corporation is qualified to do business in the State of Ohio as a foreign corporation and desires to continue to transact business in the State of Ohio as a foreign corporation and hereby designates the City of Cleveland in the County of Cuyahoga as the location of its principal office in the State of Ohio and hereby appoints CT Corporation System, a corporation with its business office in the County wherein such principal office is to be located, as its designated agent upon whom service of process may be had in the State of Ohio. The complete address of such agent in Cuyahoga County is Union Commerce Building, Cleveland, Ohio 44115. The Surviving Corporation consents irrevocably to the service of such process on such agent and its successors as long as the authority of such agent shall continue as provided by the provision of Chapter 1703, Ohio Revised Code, the Ohio Foreign Corporation Act, and the Surviving Corporation hereby irrevocably consents to service of process on the Secretary of State of the State of Ohio in the event such agent cannot be found or in any of the other events whereby such service is authorized by the Ohio Foreign Corporation Act.
     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed by their duly authorized officers the day and year first above written.

BROWNING - FERRIS INDUSTRIES OF OHIO, INC.

SEAL	By	/s/ Loren Beck

Loren Beck, Vice-President / Executive

	Attest:	/s/ Frank Kunzman

Frank Kunzman, Assistant Secretary

TRUMBULL SANITARY LAND FILL, INC.

SEAL	By	/s/ Loren Beck

Loren Beck, President

	Attest:	/s/ Walter Daub

Walter Daub, Secretary

TESTA BROS., INC.

SEAL	By	/s/ Loren Beck

Loren Beck, Vice President

	Attest:	/s/ Walter Daub

Walter Daub, Assistant Secretary

YEAGERS DEVELOPMENT COMPANY

SEAL	By	/s/ Loren Beck

Loren Beck, Vice President

	Attest:	/s/ Walter Daub

Walter Daub, Assistant Secretary

FAIRFIELD INDUSTRIAL DEVELOPMENT ORGANIZATION, INCORPORATION

SEAL	By	/s/ Loren Beck

Loren Beck, Vice President

	Attest:	/s/ Walter Daub

Walter Daub, Assistant Secretary

STATE OF OHIO).
SS:
COUNTY OF MAHONING)
     Be it remembered that on this 24th day of September, 1973, personally came before me, a notary public in and for the county and state aforesaid, Loren Beck, Executive Vice President of Browning-Ferris Industries of Ohio, Inc., a corporation in the State of Delaware, and one of the corporations described in and which executed the foregoing Agreement of Merger, known to me personally to be such, and he, the said Loren Beck, as such Executive Vice President, duly executed said Agreement of Merger before me and acknowledged said Agreement of Merger to be duly authorized by the Board of Directors to be the act, deed and acknowledgment of Browning-Ferris Industries of Ohio, Inc., that the signatures of the said Executive Vice President and Assistant Secretary of said Corporation to the foregoing Agreement of Merger are in the handwriting of the Executive Vice President and Assistant Secretary of the said Browning-Ferris Industries of Ohio, Inc. and that the seal affixed to said Agreement of Merger is the corporate seal of said Corporation, and that the facts stated in said Agreement of Merger are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Thomas D. Trimble

Notary Public
THOMAS D. TRIMBLE, Attorney of Low
STATE OF OHIO	)	Notary Public — State of Ohio
	SS:	My Commission has no Expiration Date
COUNTY OF MAHONING	)	Sec. 147.03 R.C.
     Be it remembered on this 24th day of September, 1973, personally came before me, a notary public in and for the county and state aforesaid, Loren Beck, President of Trumbull Sanitary Land Fill, Inc., an Ohio corporation, and one of the corporations described in and which executed the foregoing Agreement of Merger, known to me personally to be such, and he, the said Loren Beck, as such President, duly executed said Agreement of Merger before me and acknowledged said Agreement of Merger to be duly authorized by the Board of Directors to be the act, deed and acknowledgement of Trumbull Sanitary Land Fill, Inc., that the signatures of the said President and Secretary of said Corporation to the foregoing Agreement of Merger are in the handwriting of the President and Secretary of the said Trumbull Sanitary Land Fill. Inc. and that the seal affixed to said Agreement of Merger is the corporate seal of said Corporation, and that the facts stated in said Agreement of Merger are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Thomas D. Trimble

Notary Public
THOMAS D. TRIMBLE, Attorney of Low
STATE OF OHIO	)	Notary Public — State of Ohio
	SS:	My Commission has no Expiration Date
COUNTY OF MAHONING	)	Sec. 147.03 R.C.
     Be it remembered on this 24th day of September, 1973, personally came before me, a notary public in and for the county and state aforesaid. Loren Beck, Vice President of Testa Bros., Inc., an Ohio corporation, and one of the corporations described in and which executed the foregoing Agreement of Merger, known to me personally to be such, and he, the said Loren Beck, as such Vice President, duly executed said Agreement of Merger before me and acknowledged said Agreement of Merger to be duly authorized by the Board of Directors to be the act, deed and acknowledgment of Testa Bros., Inc., that the signatures of the said Vice President and Assistant Secretary of said Corporation to the foregoing Agreement of Merger are in the handwriting of the Vice President and Assistant Secretary of the said Testa Bros., Inc. and that the seal affixed to said Agreement of Merger is the corporate seal of said Corporation, and that the facts stated in said Agreement of Merger are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Thomas D. Trimble

Notary Public
THOMAS D. TRIMBLE, Attorney of Law
STATE OF OHIO)		Notary Public — State of Ohio
	SS:	My Commission has no Expiration Date
COUNTY OF MAHONING)		Sec. 147.03 R.C.
     Be it remembered on this 24th day of September, 1973, personally came before me, a notary public in and for the county and state aforesaid, Loren Beck, Vice President of Yeagers’ Development Company, an Ohio corporation, and one of the corporations described in and which executed the foregoing Agreement of Merger, known to me personally to be such, and he, the said Loren Beck, as Vice President, duly executed said Agreement of Merger before me and acknowledged said Agreement of Merger to be duly authorized by the Board of Directors to be the act, deed and acknowledgment of Yeagers’ Development Company, that the signatures of the said Vice President and Assistant Secretary of said Corporation to the foregoing Agreement of Merger are in the handwriting of the Vice President and Assistant Secretary of the said Yeagers’ Development Company and that the seal affixed to said Agreement of Merger is the corporate seal of said Corporation, and that the facts stated in said Agreement of Merger are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Thomas D. Trimble

Notary Public
THOMAS D. TRIMBLE, Attorney of Law
STATE OF OHIO)		Notary Public — State of Ohio
	SS:	My Commission has no Expiration Date
COUNTY OF MAHONING	)	Sec. 147.03 R.C.
     Be it remembered on this 24th day of September, 1973, personally came before me, a notary public in and for the county and state aforesaid, Loren Beck, Vice President of Fair field Industrial Development Organization, Incorporation, an Ohio corporation, and one of the corporations described in and which executed the foregoing Agreement of Merger, known to me personally to be such, and he, the said Loren Beck, as such Vice President, duly executed said Agreement of Merger before me and acknowledged said Agreement of Merger to be duly authorized by the Board of Directors to be the act, deed and acknowledgment of Fairfield Industrial Development Organization, Incorporation, that the signatures of the said Vice President and Assistant Secretary of said Corporation to the foregoing Agreement of Merger are in the handwriting of the Vice President and Assistant Secretary of the said Fairfield Industrial Development Organization. Incorporation, and that the seal affixed to said Agreement of Merger is the corporate seal of said Corporation, and that the facts stated in said Agreement of Merger are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Thomas D. Trimble

SEAL	Notary Public
THOMAS D. TRIMBLE, Attorney of Law
Notary Public State of Ohio
My Commission has no Expiration Date
Sec. 147.03 R.C.

     I. Frank Kunzman, Assistant Secretary of Browning Ferris Industries of Ohio, Inc., a Delaware corporation, do hereby certify, as such Assistant Secretary and under the seal of said Corporation, that the Agreement of Merger to which the Certificate is attached was duly adopted and approved by the shareholders of Browning-Ferris Industries, Inc. by Action by Written Consent dated September 27, 1973 and that 100 shares of stock of said Corporation were on said date issued and outstanding; that the holders of all of the shares voted in favor of approval of the Agreement of Merger, and that the Agreement of Merger by said Action by Written Consent was duly and unanimously adopted as the act of the shareholders of said Browning-Ferris Industries of Ohio, Inc., a Delaware corporation, and the duly adopted Agreement of said Corporation.
     Witness my hand and seal of said Browning-Ferris Industries of Ohio, Inc., on this 28th day of September, 1973.

SEAL	/s/ [ILLEGIBLE]

     I, Walter Daub, Secretary of Trumbull Sanitary Land Fill, Inc., an Ohio corporation, do hereby certify, as such Secretary and under the seal of said Corporation, that the Agreement of Merger to which the Certificate is attached was duly adopted and approved by the shareholders of Trumbull Sanitary Land Fill, Inc. by Action by Written Consent dated September 28, 1973 and that 6 shares of stock of said Corporation were on said date issued and outstanding; that the holders of all of the shares voted in favor of approval of the Agreement of

Merger, and that the Agreement of Merger by said Action by Written Consent was duly and unanimously adopted as the act of the shareholders of said Trumbull Sanitary Land Fill, Inc., an Ohio corporation, and the duly adopted Agreement of said Corporation.
     Witness my hand and seal of said Trumbull Sanitary Land Fill, Inc., on this 28th day of September, 1973.

SEAL	/s/ Walter Daub

Walter Daub, Secretary
     I, Walter Daub, Assistant Secretary of Testa Bros., Inc., an Ohio corporation, do hereby certify, as such Assistant Secretary and under the seal of said Corporation, that the Agreement of Merger to which the Certificate is attached was duly adopted and approved by the shareholders of Testa Bros., Inc. by Action by Written Consent dated September 28, 1973 and that 48 shares of stock of said Corporation were on said date issued and outstanding; that the holders of all of the shares voted in favor of approval of the Agreement of Merger, and that the Agreement of Merger by said Action by Written Consent was duly and unanimously adopted as the act of the shareholders of said Testa Bros., Inc., an Ohio corporation, and the duly adopted Agreement of said Corporation.
     Witness my hand and seal of said Testa Bros., Inc. on this 28th day of September, 1973.

SEAL	/s/ Walter Daub

Walter Daub, Assistant Secretary
     I, Walter Daub, Assistant Secretary of Yeagers’ Development Company, an Ohio corporation, do hereby certify, as such Assistant Secretary and under the seal of said Corporation, that the Agreement of Merger to which the Certificate is attached was duly adopted and approved by the shareholders of Yeagers’ Development Company, by Action by Written Consent dated September 28, 1973 and that 3 shares of stock of said Corporation were on said date issued and outstanding; that the holders of all of the shares voted in favor of approval of the Agreement of Merger, and that the Agreement of Merger by said Action by Written Consent was duly and unanimously adopted as the act of the shareholders of said Yeagers’ Development Company, an Ohio corporation, and the duly adopted Agreement of said Corporation.
     Witness my hand and seal of said Yeagers’ Development Company on this 28th day of September 1973.

SEAL	/s/ Walter Daub

Walter Daub, Assistant Secretary

     I, Walter Daub. Assistant Secretary of Fairfield Industrial Development Organization. Incorporation, an Ohio corporation, do hereby certify, as such Assistant Secretary and under the seal of said Corporation, that the Agreement of Merger to which the Certificate is attached was duly adopted and approved by the shareholders of Fairfield Industrial Development Organization, Incorporation, by Action by Written Consent dated September 28, 1973 and that 100 shares of stock of said Corporation were on said date issued and outstanding; that the holders of all of the shares voted in favor of approval of the Agreement of Merger, and that the Agreement of Merger by said Action by Written Consent was duly and unanimously adopted as the act of the shareholders of said Fairfield Industrial Development Organization, Incorporation, an Ohio corporation, and the duty adopted Agreement of said Corporation.
     Witness my hand and seal of said Fair field Industrial Development Organization Incorporation this 28th day of September, 1973.

SEAL	/s/ Water Daub

Walter Daub, Assistant Secretary
     The above Agreement of Merger, having been duly executed by the President or Vice President and the Secretary or Assistant Secretary of each corporation party thereto, and having been adopted separately by the shareholders of each said corporation party thereto, in accordance with the provisions of the General Corporation Laws of the State of Delaware and of the State of Ohio and the fact having been certified on the Agreement of Merger by the Secretary or Assistant Secretary of each corporation party thereto, the President or Vice President, and the Secretary or Assistant Secretary of each said corporation party thereto do hereby reexecute said Agreement of Merger by authority of the directors and shareholders of each such corporation party thereto, and affix the corporate seal of each Such corporation as the respective act. deed and agreement of each such corporation this 28th day of September, 1973.

BROWNING-FERRIS INDUSTRIES OF OHIO, INC.

SEAL	By	/s/ Loren Beck

	By	/s/ [ILLEGIBLE]

TRUMBULL SANTARY LAND HILL, INC.

SEAL	By	/s/ Loren Beck

	By	/s/ Walter Daub

TESTA BROS. INC.

SEAL	By	/s/ Loren Beck

	By	/s/ Walter Daub

YEAGERS’ DEVELOPMENT COMPANY

SEAL	By	/s/ Loren Beck

	By	/s/ Walter Daub

FAIRFIELD INDUSTRIAL DEVELOPMENT ORGANIZATION, INCORPORATION

SEAL	By	/s/ Loren Beck

	By	/s/ Walter Daub

STATE OF OHIO
ss:
COUNTY OF MAHONING
     Personally appeared before me, a notary public in and for said county and state this 28th day of September, 1973, the above named Loren Beck, Executive Vice President of Browning-Ferris/Industries of Ohio, Inc., a Delaware corporation, and one of the corporations described in and which executed the foregoing Agreement of Merger, known to me personally to be such, and he, the said Executive Vice President, as such Executive Vice President, duly executed said Agreement of Merger before me and acknowledged said Agreement of Merger to be the act and deed of said Browning-Ferris Industries of Ohio, Inc., and to be his free act and deed and that the signature of Loren Beck and Frank Kunzman, are the signatures of the Executive Vice President and Assistant Secretary respectively of Browning-Ferris Industries of Ohio, Inc. and that the seal affixed to said Agreement of Merger is the common corporate seal of said corporation, and that the facts stated in said Agreement of Merger are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Thomas D. Trimble

Notary Public
THOMAS D. TRIMBLE, Attorney of Law
STATE OF OHIO)		Notary Public — State of Ohio
	ss:	My Commission has no Expiration Date
COUNTY OF MAHONING )		Sec. 147.03 R.C.
     Personally appeared before me, a notary public in and for said county and state this 28th day of September, 1973, the above named Loren Beck, President of Trumbull Sanitary Land Fill, Inc., an Ohio corporation, and one of the corporations described in and which executed the foregoing Agreement of Merger, known to me personally to be such, and he, the said President, as such President, duly executed said Agreement of Merger before me and acknowledged said Agreement of Merger to be the act and deed of said Trumbull Sanitary Land Fill, Inc., and to be his free act and deed and that the signatures of Loren Beck and Walter Daub, are the signatures of the President and Secretary, respectively, of Trumbull Sanitary Land Fill, Inc. and that the seal affixed to said Agreement of Merger is the common corporate seal of said Corporation, and that the facts stated in said Agreement of Merger are true.
     IN WITNESS WHEREOF , I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Thomas D. Trimble

Notary Public
THOMAS D. TRIMBLE, Attorney of Law
Notary Public — State of Ohio
My Commission has no Expiration Date
Sec. 147.03 R.C.

STATE OF OHIO)
SS:
COUNTY OF MAHONING )
     Personally appeared before me, a notary public in and for said county and state this 28th day of September, 1973, the above named Loren Beck, Vice President of Teata Bros., Inc., an Ohio corporation, and one of the corporations described in and which executed the foregoing Agreement of Merger, known to me personally to be such, and he, the said Vice President, as such Vice President, duly executed said Agreement of Merger before me and acknowledged said Agreement of Merger to be the act and deed of said Testa Bros., Inc., and to be his free act and deed and that the signatures of Loren Beck and Walter Daub, are the signatures of the Vice President and Assistant Secretary, respectively, of Testa Bros., Inc. and that the seal affixed to said Agreement of Merger is the common corporate seal of said corporation, and that the facts stated in said Agreement of Merger are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Thomas D. Trimble

Notary Public
THOMAS D. TRIMBLE, Attorney of Law
STATE OF OHIO)		Notary Public — State of Ohio
	SS:	My Commission has no Expiration Date
COUNTY OF MAHONING )		Sec. 147.03 R.C.

SEAL
     Personally appeared before me, a notary public in and for said county and state this 28th day of September, 1973, the above named Loren Beck, Vice President of Yeagers’ Development Company, an Ohio corporation, and one of the corporations described in and which executed the foregoing Agreement of Merger, known to me personally to be such, and he, the said Vice President, as such Vice President, duly executed said Agreement of Merger before me and acknowledged said Agreement of Merger to be the act and deed of said Yeagers’ Development Company, and to be his free act and deed and that the signatures of Loren Beck and Walter Daub, are the signatures of the Vice President and Assistant Secretary, respectively, of Yeagers’ Development Company and that the seal affixed to said Agreement of Merger is the common corporate seal of said corporation, and that the facts stated in said Agreement of Merger are true
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Thomas D. Trimble

Notary Public
THOMAS D. TRIMBLE, Attorney of Law
Notary Public — State of Ohio
My Commission has no Expiration Date
Sec. 147.03 R.C.

SEAL

STATE OF OHIO	)
SS:
COUNTY OF MAHONING	)
     Personally appeared before me, a notary public in and for said county and state this 28th day of September, 1973, the above named Loren Beck, Vice President of Fairfield Industrial Development Organisation, Incorporation, an Ohio corporation, and one of the corporations described in and which executed the foregoing Agreement of Merger, known to me personally to be such, and he, the said Vice President, as such Vice President, duly executed said Agreement of Merger before me and acknowledged said Agreement of Merger to be the act and deed of said Fairfield Industrial Development Organization, Incorporation, and to be his free act and deed and that the signatures of Loren Beck and Walter Daub, are the signatures of the Vice President and Assistant Secretary, respectively, of Fairfield Industrial Development Organisation, Incorporation and that the seal affixed to said Agreement of Merger is the common corporate seal of said corporation, and that the facts stated in said Agreement of Merger are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Thomas D. Trimble

Notary Public
THOMAS D. TRIMBLE, Attorney of Law
Notary Public — State of Ohio
My Commission has no Expiration Date
Sec. 147.03 R.C.

SEAL